Exhibit 21.1

Subsidiaries of the Registrant

Company Name	Country
AB F C.V.	Netherlands
AESR, LLC	Delaware
ANNIE’S BAKING, LLC	Delaware
ANNIE’S ENTERPRISES, INC.	Vermont
ANNIE’S HOMEGROWN, INC.	Delaware
ANNIE’S, INC.	Delaware
C.P.A. CEREAL PARTNERS HANDELSGESELLSCHAFT m.b.H & Co. OHG	Austria
C.P.D. CEREAL PARTNERS DEUTSCHLAND GmbH & Co. oHG	Germany
C.P.W. HELLAS BREAKFAST CEREALS SOCIETE ANONYME	Greece
C.P.W. MEXICO S. de R.L. de C.V.	Mexico
CEREAL ASSOCIADOS PORTUGAL, A.E.I.E.	Portugal
CEREAL PARTNERS (MALAYSIA) SDN. BHD.	Malaysia
CEREAL PARTNERS AUSTRALIA PTY LIMITED	Australia
CEREAL PARTNERS CZECH REPUBLIC, s.r.o.	Czech Republic
CEREAL PARTNERS ESPANA, A.E.I.E.	Spain
CEREAL PARTNERS FRANCE, SNC	France
CEREAL PARTNERS GIDA TICARET LIMITED SIRKETI	Turkey
CEREAL PARTNERS HUNGARIA KFT.	Hungary
CEREAL PARTNERS MEXICO, S.A. DE C.V.	Mexico
CEREAL PARTNERS NIGERIA LIMITED	Nigeria
CEREAL PARTNERS POLAND TORUN-PACIFIC Sp. z.o.o.	Poland
CEREAL PARTNERS RUS LLC	Russian Federation
CEREAL PARTNERS SLOVAK REPUBLIC, s.r.o.	Slovakia
CEREAL PARTNERS U.K.	United Kingdom
CEREALES C.P.W. CHILE LIMITADA (SRL)	Chile
CEREALES CPW PERU LIMITADA	Peru
CEREALES PARTNERS LATIN AMERICA LLC, SUCURSAL COLOMBIA	Colombia
CEREALES PARTNERS LATIN AMERICA LLC	Delaware
COLOMBO, INC.	Delaware
CP COLOMBIA ACP	Colombia
CP MIDDLE EAST FZCO	United Arab Emirates
CP SUISSE	Switzerland
CPW AMA DWC—LLC	United Arab Emirates
CPW BRASIL LTDA.	Brazil
CPW CEREAL PARTNERS WORLDWIDE—Breakfast Cereals Joint Venture	Switzerland
CPW DOMINICAN REPUBLIC	Dominican Republic
CPW HONG KONG LIMITED	Hong Kong
CPW NEW ZEALAND	New Zealand
CPW OPERATIONS S.A.R.L.	Switzerland
CPW PHILIPPINES, INC.	Philippines
CPW ROMANIA	Romania

CPW S.A.	Switzerland
CPW SINGAPORE (PTE.) LTD.	Singapore
CPW TIANJIN LIMITED	China
EPIC PROVISIONS, LLC	Delaware
FOODSHOULDTASTEGOOD, INC.	Delaware
GARDETTO’S BAKERY, INC.	Wisconsin
GCOM ENTERPRISES, INC.	Delaware
GENERAL MILLS (CHINA) HOLDING CO., LTD.	China
GENERAL MILLS (THAILAND) COMPANY LIMITED	Thailand
GENERAL MILLS ARGENTINA L.S., LLC	Delaware
GENERAL MILLS ASIA PTE. LTD.	Singapore
GENERAL MILLS AUSTRALIA PTY LTD	Australia
GENERAL MILLS BELGIUM, VOF	Belgium
GENERAL MILLS BELGIUM, VOF, PORTUGAL BRANCH	Portugal
GENERAL MILLS BERWICK LIMITED	United Kingdom
GENERAL MILLS BRASIL ALIMENTOS LTDA	Brazil
GENERAL MILLS CANADA B.V.	Netherlands
GENERAL MILLS CANADA CORPORATION	Canada
GENERAL MILLS CANADA HOLDING FIVE LIMITED PARTNERSHIP	Canada
GENERAL MILLS CANADA HOLDING FOUR CORPORATION	Canada
GENERAL MILLS CANADA HOLDING ONE CORPORATION	Canada
GENERAL MILLS CANADA HOLDING SIX CORPORATION	Canada
GENERAL MILLS CANADA HOLDING THREE CORPORATION	Canada
GENERAL MILLS CANADA HOLDING TWO CORPORATION	Canada
GENERAL MILLS CAPITAL, INC.	Nevada
GENERAL MILLS CEREALS, LLC	Delaware
GENERAL MILLS CHINA HOLDINGS LIMITED	Mauritius
GENERAL MILLS CONTINENTAL INC. S.A.	Chile
GENERAL MILLS DE MEXICO, S. DE R.L. DE C.V.	Mexico
GENERAL MILLS DIRECT MARKETING, INC.	Delaware
GENERAL MILLS DL GP	Delaware
GENERAL MILLS EASTERN EUROPE s.r.o.	Czech Republic
GENERAL MILLS ESPANA B.V.	Netherlands
GENERAL MILLS ESPANA B.V.—SPANISH BRANCH	Spain
GENERAL MILLS FINANCE, INC.	Delaware
GENERAL MILLS FOOD PRODUCTS INDIA PRIVATE LIMITED	India
GENERAL MILLS FOODS (NANJING) CO. LTD.	China
GENERAL MILLS FOODS (SANHE) CO., LTD.	China
GENERAL MILLS FOODS ASIA LIMITED	Hong Kong
GENERAL MILLS FOUNDATION	Minnesota
GENERAL MILLS FRANCE SAS	France
GENERAL MILLS FROZEN FOODS (GUANGZHOU) LIMITED	Hong Kong
GENERAL MILLS FROZEN FOODS (SHANGHAI) LIMITED	Hong Kong
GENERAL MILLS GLOBAL FINANCE LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS EIGHT GP	Bermuda

GENERAL MILLS GLOBAL HOLDINGS ELEVEN GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS FIVE GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS NINE GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS SIX LTD.	Bermuda
GENERAL MILLS GLOBAL HOLDINGS TEN GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS TWELVE GP	Bermuda
GENERAL MILLS GLOBAL HOLDINGS TWO GP	Bermuda
GENERAL MILLS GMBH	Germany
GENERAL MILLS HELLAS S.A.	Greece
GENERAL MILLS HOLDING (AUSTRALIA) PTY LIMITED	Australia
GENERAL MILLS HOLDING (FRANCE) SAS	France
GENERAL MILLS HOLDING (U.K.) LIMITED	United Kingdom
GENERAL MILLS HOLDING A (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING B.V.	Netherlands
GENERAL MILLS HOLDING C (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING D (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING F (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING G (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING H (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING J (NETHERLANDS) B.V.	Netherlands
GENERAL MILLS HOLDING ONE (GERMANY) GmbH	Germany
GENERAL MILLS HONG KONG LIMITED	Hong Kong
GENERAL MILLS IBERICA, S.A. UNIPERSONAL	Spain
GENERAL MILLS INDIA PRIVATE LIMITED	India
GENERAL MILLS INTERNATIONAL BUSINESSES TWO, INC.	Delaware
GENERAL MILLS INTERNATIONAL BUSINESSES, INC.	Delaware
GENERAL MILLS INTERNATIONAL FINANCE, LLC	Delaware
GENERAL MILLS INTERNATIONAL FRANCE SAS	France
GENERAL MILLS INTERNATIONAL HOLDINGS, LLC (Dutch Tax Resident)	Delaware
GENERAL MILLS INTERNATIONAL LIMITED	Delaware
GENERAL MILLS INTERNATIONAL LIMITED, JAPANESE BRANCH	Japan
GENERAL MILLS INTERNATIONAL SÀRL	Switzerland
GENERAL MILLS IP HOLDINGS I, LLC	Delaware
GENERAL MILLS IP HOLDINGS II, LLC	Delaware
GENERAL MILLS ISRAEL LTD	Israel
GENERAL MILLS ITALIA SRL	Italy
GENERAL MILLS KOREA CO., LTD.	Korea, Republic of
GENERAL MILLS LANDES (SAS)	France
GENERAL MILLS LUXEMBOURG FINANCE S.A R.L.	Luxembourg
GENERAL MILLS LUXEMBOURG FINANCE S.A.R.L, NYON BRANCH	Switzerland
GENERAL MILLS LUXEMBOURG ONE S.A. R.L.	Luxembourg
GENERAL MILLS LUXEMBOURG ONE, U.S. BRANCH	Minnesota
GENERAL MILLS LUXEMBOURG S.A.R.L.	Luxembourg
GENERAL MILLS MAARSSEN HOLDING, INC.	Delaware
GENERAL MILLS MALAYSIA SDN. BHD.	Malaysia

GENERAL MILLS MANUFACTURING AUSTRALIA PTY LIMITED	Australia
GENERAL MILLS MARKETING, INC.	Delaware
GENERAL MILLS MAURITIUS, INC.	Mauritius
GENERAL MILLS MENAT DMCC	United Arab Emirates
GENERAL MILLS MIDDLE EAST & NORTH AFRICA FZE	United Arab Emirates
GENERAL MILLS MIDDLE EAST SAL	Lebanon
GENERAL MILLS MISSOURI, INC.	Minnesota
GENERAL MILLS NEW ZEALAND LIMITED	New Zealand
GENERAL MILLS NORWAY AS	Norway
GENERAL MILLS OPERATIONS, LLC	Delaware
GENERAL MILLS PENSION TRUSTEE LIMITED	United Kingdom
GENERAL MILLS PROPERTIES, INC.	New York
GENERAL MILLS RH, INC.	Delaware
GENERAL MILLS RIGHTS HOLDINGS, LLC	Delaware
GENERAL MILLS SALES, INC.	Delaware
GENERAL MILLS SALES, INC., PUERTO RICO BRANCH	Puerto Rico
GENERAL MILLS SAN ADRIAN, S.L. UNIPERSONAL	Spain
GENERAL MILLS SCANDINAVIA AB	Sweden
GENERAL MILLS SERVICES (UK) LTD.	United Kingdom
GENERAL MILLS SERVICES, INC.	Delaware
GENERAL MILLS SINGAPORE PTE. LTD.	Singapore
GENERAL MILLS SOUTH AFRICA (PROPRIETARY) LIMITED	South Africa
GENERAL MILLS SPECIALTY PRODUCTS, LLC	Delaware
GENERAL MILLS SWISS FOUR GMBH	Switzerland
GENERAL MILLS SWISS THREE GMBH	Switzerland
GENERAL MILLS TAIWAN LIMITED	Taiwan
GENERAL MILLS TRADING (SHANGHAI) CO. LIMITED	China
GENERAL MILLS UK LIMITED	United Kingdom
GENERAL MILLS VENTAS DE MEXICO, S. DE R.L. DE C.V.	Mexico
GENERAL MILLS, INC.	Delaware
GIGANTE VERDE S. de R.L. de C.V.	Mexico
GIGANTE VERDE, LLC	Delaware
GLOBAL HOLDINGS ONE MANAGEMENT LLC	Delaware
GM CEREALS HOLDINGS, INC.	Delaware
GM CEREALS MANAGER, INC.	Delaware
GM CEREALS PROPERTIES, INC.	Delaware
GREEN GIANT INTERNATIONAL, LLC	Minnesota
GUANGZHOU PILLSBURY V. PEARL FOODS CO., LTD.	China
HAAGEN-DAZS ARRAS SNC	France
HAAGEN-DAZS BELGIUM (BV BA)	Belgium
HAAGEN-DAZS INTERNATIONAL SHOPPE COMPANY, INC.	Minnesota
HAAGEN-DAZS JAPAN, INC.	Japan
HAAGEN-DAZS KOREA CO., LTD.	Korea, Republic of
HAAGEN-DAZS NEDERLAND N.V.	Netherlands
HD DISTRIBUTORS (THAILAND) CO., LTD.	Thailand

HD MARKETING & DISTRIBUTION SDN. BHD.	Malaysia
HDIP, INC.	Delaware
IMMACULATE BAKING COMPANY	Delaware
INO FITA GMBH	Germany
KAMPOS ESTIASI S.A.	Greece
KCLM RESEARCH IN NUTRITION INC.	Canada
LA SALTENA S.A.	Argentina
LATICINIOS CAROLINA LTDA	Brazil
LIBERTE MARQUES SARL	Luxembourg
LIBERTÉ USA, LLC	Delaware
MILL CITY, LLC	Delaware
MOUNTAIN HIGH LLC	Delaware
NAPA VALLEY KITCHENS, INC.	California
NOBLEVAL SARL	France
NORTHGATE PARTNERS LLC	North Dakota
PET INCORPORATED	Delaware
PINEDALE HOLDINGS PTE LIMITED	Singapore
RODOVERY TRANSPORTES LTDA	Brazil
SERETRAM (SAS)	France
SHANGHAI HAAGEN-DAZS FOOD TRADING CO., LTD.	China
SHANGHAI PILLSBURY FROZEN FOODS, LIMITED	China
SMALL PLANET FOODS, INC.	Washington
SODIMA SAS	France
THE PASTA MASTER PTY. LTD.	Australia
THE PILLSBURY COMPANY, LLC	Delaware
TRANSYOKI—TRANSPORTES YOKI LTDA.	Brazil
WASHBURN INVESTMENT OFFICE LLC	Delaware
Y.O. C.V.	Netherlands
YOKI DISTRIBUIDORA DE ALIMENTOS LTDA.	Brazil
YOPLAIT BENELUX NV	Belgium
YOPLAIT BRANDCO HOLDING A (FRANCE) SAS	France
YOPLAIT CANADA HOLDING CO./YOPLAIT CANADA HOLDING CIE	Canada
YOPLAIT DAIRY CO., LTD.	China
YOPLAIT FRANCE SAS	France
YOPLAIT INTERNATIONAL SARL	Switzerland
YOPLAIT IRELAND LIMITED	Ireland
YOPLAIT LIBERTE CANADA CO./YOPLAIT LIBERTE CANADA CIE	Canada
YOPLAIT MARQUES SNC	France
YOPLAIT SAS	France
YOPLAIT SVERIGE AB	Sweden
YOPLAIT UK LTD	United Kingdom
YOPLAIT USA, INC.	Delaware